AEGIS VALUE FUND (AVALX)

SUMMARY PROSPECTUS
DECEMBER 29, 2011

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at http://www.aegisfunds.com/valuefund/prospectus.htm. You may also obtain this information at no cost by calling 1-800-528-3780. The Fund's Prospectus and Statement of Additional Information, both dated December 29, 2011, are incorporated by reference into this Summary Prospectus.

The Fund’s Investment Goal

The Fund’s investment goal is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.20%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.28%
Total Annual Fund Operating Expenses	1.48%

Example  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 151	$468	$808	$1,768

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests primarily in common stocks that the Fund’s investment advisor (“Advisor”) believes are significantly undervalued relative to the market based on fundamental accounting measures including book value (assets less liabilities), revenues, or cash flow. This strategy is commonly known as a “deep value” investment strategy. The Fund may invest in securities issued by companies of any market capitalization, including small- and mid-capitalization companies. The Fund considers a small-capitalization company to be a company with a market capitalization (the value of all outstanding stock) of less than $1 billion at the time of investment. The Fund has no percentage allocation for investments in small- or mid-capitalization companies, and the Fund may invest up to 100% of its portfolio in the securities of these companies. The Fund may also invest in the securities of foreign companies and in real estate investment trusts (“REITs”). The Advisor may hold a significant portion of the Fund’s portfolio in cash or cash equivalent instruments. If market conditions reduce the availability of securities with acceptable valuations, the Fund may, for extended periods, hold larger than usual cash reserves until securities with acceptable valuations become available.

Principal Risks of Investing in the Fund

Because the securities held by the Fund will fluctuate in price, the value of your investment in the Fund will go up and down. This means that you could lose money over short or extended periods of time. Before investing in this Fund, you should carefully consider all risks of investing in: stocks in general, “deep value” stocks, stocks of smaller companies, and stocks of foreign companies. A summary of these risks is provided below. Also, for additional information, please refer to the section of the Prospectus titled “Additional Information About the Investment Strategies and Risks of the Fund”.

•	Risks of Investing in Common Stocks Common stock prices can fluctuate over a wide range in the shorter term or over extended periods of time. These price fluctuations may result from factors affecting individual companies, industries, or the securities market as a whole. Rights of common stock holders are subordinate to those of preferred stock holders and debt holders.
•	Risks of Value-Oriented Investment Strategies Value-oriented investment strategies bring specific risks to a common stock portfolio. Investing in value stocks presents the risk that the stocks may never reach what the Advisor believes are their full market values either because the market fails to recognize what the Advisor considers to be the stocks’ true value or because the Advisor misjudged these values. Value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Due to its value orientation, the Fund may have a higher than average exposure to cyclical stocks. Cyclical stocks may tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also lose value more quickly during economic downturns.

•	Risks of Investing in Small- and Mid-Capitalization Companies The Fund’s purchases of securities of small- and mid-capitalization companies bring specific risks. Historically, these company securities have been more volatile in price than larger company securities, especially in the shorter term. Such companies may not be well-known to the investing public and may not have significant institutional ownership or analyst coverage. These and other factors may contribute to higher volatility in prices.
•	Risks of Investing in Foreign Securities Stock market movements in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. Additionally, the political, economic, and social structures of some countries may be less stable and more volatile than those in the United States.
•	Risks of Investing in Large-Capitalization Companies Large-capitalization companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful smaller companies during periods of economic expansion.
•	Risks of Investing in a Managed Fund The investment decisions of the Advisor may cause the Fund to underperform other investments or benchmark indices.

Fund Performance

This bar chart and table show the variability of the Fund’s returns, which is one indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year over ten years.

The table shows how the Fund’s average annual total returns for one, five and ten years compare to the returns of a broad-based market index. Note: The past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by calling 800-528-3780.

Annual Total Returns Through December 31, 2010

The Fund’s return for year-to-date to September 30, 2011 was -13.90%.

Highest Quarterly Return During This Period 48.49% (2nd Quarter 2009)

Lowest Quarterly Return During This Period -47.87% (4th Quarter 2008)

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown. These after-tax returns do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as 401(k) plans or individual retirement accounts. All Fund performance data assumes reinvestment of dividends and capital gain distributions. The past performance of the Fund, before and after taxes, is not necessarily an indication of how it will perform in the future.

Average Annual Total Returns as of December 31, 2010

	1 Year	5 Years	10 Years
Aegis Value Fund:
Return Before Taxes	28.51%	5.29%	11.59%
Return After Taxes on Distributions	28.51%	3.57%	10.19%
Return After Taxes on Distributions and Sale of Fund Shares	18.54%	4.00%	9.87%
Russell 2000 Value Index (index reflects no deduction for fees, expenses, or taxes)	24.50%	3.52%	8.42%

Management

Investment Adviser

Aegis Financial Corporation is the investment adviser to the Fund.

Portfolio Manager

Scott L. Barbee, Managing Director of Aegis Financial Corporation, has been the portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $10,000, although for IRA accounts the minimum initial investment is $5,000. The minimum subsequent purchase amount is $1,000 unless the purchase is made in connection with the Automatic Investment Plan, in which case you can make monthly or quarterly investments of $100 or more.

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions. Purchases and redemptions may be made by mailing an application or redemption request to Aegis Value Fund, ℅ UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175, by calling 800-528-3780 or by visiting the Fund’s website at www.aegisfunds.com. Investors who wish to redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.